SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

Wells Real Estate Fund IV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20103	58-1915128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices)                            (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund IV, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 29, 2004 to provide the required pro forma financial statements relating to the sale of the Stockbridge Village Shopping Center on April 29, 2004, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund IV, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the three months ended March 31, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IV, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: June 24, 2004

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WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sale of the Stockbridge Village Shopping Center by Fund III and Fund IV Associates (the “Joint Venture”) as if the disposition and distribution of net proceeds therefrom occurred on March 31, 2004. The Registrant holds an equity interest of approximately 42.8% in the Joint Venture, which owned 100% of the Stockbridge Village Shopping Center.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and three months ended March 31, 2004, have been prepared to give effect to the sales of the Stockbridge Village Shopping Center and the Village Overlook Property (“Prior Disposition”) as if the dispositions occurred on January 1, 2003. Fund IV and V Associates sold the Village Overlook Property on September 29, 2003. Wells Real Estate Fund IV, L.P. holds an equity interest of approximately 37.67% in Fund IV and V Associates, which owned 100% of the Village Overlook Property. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Shopping Center if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Stockbridge Village Shopping Center or the Village Overlook Property been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund IV, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$6,805,453	$(3,150,986	)(b)	$3,654,467
Cash and cash equivalents	1,996,256	5,144,985	(c)	7,141,241
Due from joint ventures	204,628	0		204,628

Total assets	$9,006,337	$1,993,999		$11,000,336

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable	$9,483	0		$9,483

Total liabilities	9,483	0		9,483

Partners’ capital:
Limited partners:
Class A—1,322,909 units outstanding	8,996,854	1,792,665	(d)	10,789,519
Class B—38,551 units outstanding	0	201,334	(d)	201,334
General partners	0	0		0

Total partners’ capital	8,996,854	1,993,999		10,990,853

Total liabilities and partners’ capital	$9,006,337	$1,993,999		$11,000,336

(a)	Historical financial information has been obtained from Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects the Registrant’s interest in the basis of the net assets of the Stockbridge Village Shopping Center as of March 31, 2004. This adjustment would have been recorded by (a) increasing investment in joint ventures by $1,993,999 as a result of the Registrant’s portion of the gain that would have been recognized on the sale of the Stockbridge Village Shopping Center had the transaction occurred on March 31, 2004 and (b) decreasing investment in joint ventures by $5,144,985 as a result of the assumed distribution of net sale proceeds from the Joint Venture to the Registrant.
(c)	Reflects the Registrant’s proportionate share of net proceeds from the sale of the Stockbridge Village Shopping Center.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Stockbridge Village Shopping Center.

See accompanying notes.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Fund IV, L.P. Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Prior Disposition		Stockbridge Village Shopping Center
REVENUES:
Equity in income (loss) of joint ventures	$572,440	$(740,663	)(b)	$(485,928	)(c)	$(654,151)
Interest income	3,215	0		0		3,215

	575,655	(740,663)		(485,928)		(650,936)

EXPENSES:
Partnership administration	69,347	0		0		69,347
Legal and accounting	25,916	0		0		25,916
Other general and administrative	7,491	0		0		7,491

	102,754	0		0		102,754

NET INCOME (LOSS)	$472,901	$(740,663)		$(485,928)		$(753,690)

NET INCOME (LOSS) ALLOCATED TO CLASS A LIMITED PARTNERS	$472,901	$(740,663)		$(485,928)		$(753,690)

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0		$0

NET INCOME (LOSS) PER CLASS A LIMITED PARTNER UNIT	$0.36					$(0.57)

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$0.00					$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909					1,322,909

CLASS B	38,551					38,551

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income (loss) of the Fund IV and V Associates earned by the Registrant related to the Village Overlook Property, which was sold on September 29, 2003. The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to the Stockbridge Village Shopping Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Shopping Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund IV, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income (loss) of joint ventures	$12,822	$(127,712	)(b)	$(114,890)
Interest income	740	0		740

	13,562	(127,712)		(114,150)

EXPENSES:
Partnership administration	14,550	0		14,550
Legal and accounting	7,668	0		7,668
Other general and administrative	427	0		427

	22,645	0		22,645

NET LOSS	$(9,083)	$(127,712)		$(136,795)

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$(9,083)	$(127,712)		$(136,795)

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET LOSS PER CLASS A LIMITED PARTNER UNIT	$(0.01)			$(0.10)

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909			1,322,909

CLASS B	38,551			38,551

(a)	Historical financial information has been obtained from Registrant’s quarterly report filed on Form 10-Q for the three months ended March 31, 2004.
(b)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to the Stockbridge Village Shopping Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Shopping Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

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